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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2003



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



                     DELAWARE                               36-3520923
          (State or other jurisdiction of                 (I.R.S. Employer
          incorporation or organization)                 Identification No.)



           1250 S. GROVE AVE., SUITE 200
               BARRINGTON, ILLINOIS                             60010
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (847) 382-2064




                                 Not applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.    OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on July 17, 2003 the Company filed its monthly operating reports covering the period ending June 30, 2003 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:



                  1.  Summary of Cash Accounts.
                  2.  Receipts Listings.
                  3.  Disbursements Listings.
                  4.  Loan Account.
                  5.  Statement of Aged Receivables and Accounts Payable Aging.
                  6.  Tax Questionnaire.
                  7.  Declaration.



ITEM 7.    EXHIBITS

    (c)  Exhibit


   Exhibit
   Number                         Description
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   99.1       Financial Information dated June 30, 2003















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         FGI Group Inc.

                                         /s/ F. Terrence Blanchard
                                         -------------------------------------
                                         F. Terrence Blanchard
                                         President and Chief Financial Officer



July 17, 2003